Exhibit 99.1

Investor Relations 314/994-2730

FOR IMMEDIATE RELEASE

Arch Resources, Inc. Announces Proposed

Convertible Senior Notes Offering

ST. LOUIS, October 28, 2020 – Arch Resources, Inc. (NYSE: ARCH) (“Arch Resources”) today announced its intention to offer, subject to market and other conditions, $125,000,000 aggregate principal amount of convertible senior notes due 2025 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Arch Resources also expects to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date notes are first issued, up to an additional $18,750,000 principal amount of notes.

The notes will be senior, unsecured obligations of Arch Resources, will accrue interest payable semi-annually in arrears and will mature on November 15, 2025, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Arch Resources will settle conversions by paying or delivering, as applicable, cash, shares of its common stock or a combination of cash and shares of its common stock, at Arch Resources’ election. The notes will be redeemable, in whole and not in part, for cash at Arch Resources’ option at any time on or after November 20, 2023 and on or before the 40th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Arch Resources’ common stock exceeds 130% of the conversion price for a specified period of time. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

Arch Resources intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions described below. Arch Resources intends to use the remainder of the net proceeds from the offering for general corporate purposes, including to fund the development of Arch Resources’ Leer South mine. If the initial purchasers exercise their option to purchase additional notes, then Arch Resources intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described below.

In connection with the pricing of the notes, Arch Resources expects to enter into one or more privately negotiated capped call transactions with certain of the initial purchasers of the notes and/or their respective affiliates and/or other financial institutions (in this capacity, the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of Arch Resources’ common stock that will initially underlie the notes. The capped call transactions are expected generally to reduce the potential dilution to Arch Resources’ common stock upon any conversion of the notes and/or to offset any cash payments Arch Resources is required to make in excess of the principal amount of the converted notes, as the case may be, upon any conversion of notes, with such reduction and/or offset subject to a cap. If the initial purchasers of the notes exercise their option to purchase additional notes, Arch Resources expects to enter into additional capped call transactions with the option counterparties.

Arch Resources expects that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of Arch Resources’ common stock and/or enter into various derivative transactions with respect to Arch Resources’ common stock concurrently with, or shortly after, the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Arch Resources’ common stock or the notes at that time. In addition, Arch Resources expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Arch Resources’ common stock and/or purchasing or selling shares of Arch Resources’ common stock or other of Arch Resources’ securities in secondary market transactions following the pricing of the notes and from time to time prior to the maturity of the notes (and are likely to do so following any conversion of the notes, any repurchase of the notes by us on any fundamental change repurchase date, any redemption date or any other date on which the notes are retired by us, but in the case of any early conversion of the notes or any repurchase by us not on a fundamental change repurchase date or a redemption date, they are likely to do so if we exercise our option to terminate the relevant portion of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of Arch Resources’ common stock or the notes, which could affect the ability of holders of the notes to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares of Arch Resources’ common stock and value of the consideration that holders of notes will receive upon conversion of such notes.

The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

About Arch Resources, Inc.

Arch Resources is a premier producer of high-quality metallurgical products for the global steel industry. Arch Resources operates large, modern and highly efficient mines that consistently set the industry standard for both mine safety and environmental stewardship.

Forward-Looking Statements: This press release includes forward-looking statements – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and often contain words such as “should,” “appears,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks” or “will.” Such forward-looking statements include statements regarding the anticipated terms of the notes being offered, the completion, timing and size of the proposed offering, the intended use of the proceeds and the anticipated terms of, and the effects of entering into, the capped call transactions described above. Forward-looking statements represent Arch Resources’ current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are market conditions, including market interest rates, the trading price and volatility of Arch Resources’ common stock and risks relating to Arch Resources’ business, including those described in periodic reports that Arch Resources files from time to time with the SEC. Arch Resources may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the offer or the notes or its ability to effectively apply the net proceeds as described above. Arch Resources does not undertake to update its forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. For a description of some of the risks and uncertainties that may affect Arch Resources’ future results, you should see the risk factors described from time to time in the reports Arch Resources files with the Securities and Exchange Commission.

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